UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2014

City Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1075 West Georgia Street, Suite 2600, Vancouver, British Columbia,		V6E 3C9
(Address of principal executive offices)		(Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends and supplements the Registrant’s Form 8-K, as filed on July 24, 2014, to include historical financial statements and unaudited pro forma financial information, required by Item 9.01 (a) and (b), for the Registrant’s acquisition of a 163,336 square foot office property in the Lewisville submarket of Dallas, Texas.

Item 9.01 Financial	Statements and Exhibits.

(a)	Financial Statements of Property Acquired

The following Statement of Revenues and Certain Expenses is set forth in Exhibit 99.1 which are attached hereto and incorporated by reference.

Report of Independent Auditors.

Statement of Revenues and Certain Expenses for the six months ended June 30, 2014 and the year ended December 31, 2013.

Notes to the Statement of Revenues and Certain Expenses for the six months ended June 30, 2014 and the year ended December 31, 2013.

(b)	Pro Forma Financial Information

The following pro forma financial statements are set forth in Exhibit 99.2 which are attached and incorporated herein by reference.

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2014.

Unaudited Pro Forma Consolidated and Combined Statement of Operations for the six months ended June 30, 2014 and the year ended December 31, 2013.

Notes to Unaudited Pro Forma Consolidated and Combined Financial Statements.

(c)	Not applicable.

(d)	Exhibits:

Exhibit Number	Description

99.1	Financial Statements of Property Acquired

99.2	Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: October 2, 2014	By:	/s/ James Farrar
	Name:	James Farrar
	Title:	Chief Executive Officer